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                                                                   Exhibit 10.12

                       STANDARD INDUSTRIAL LEASE - SPECIAL NET
                     AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


         1. Parties. This Lease, dated February 19, 1988, is made by and between Richard F. Burns, J. Grant Monahon, and Lawrence W. Doyle, as Trustees of AEW #113 Trust established under Declaration of Trust dated January 19, 1988 (herein called "Lessor") and Vita-Fresh Vitamin Co., Inc., a California corporation and Vital Industries, Inc. a California Corporation (herein called "Lessee").

         2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Orange State of California, commonly known as 7366 Orangewood Avenue, Garden Grove and described as a manufacturing and distribution facility. Said real property including the land and all improvements therein, is herein called "the Premises".

         3.  Term.

         3.1 Term. The term of this Lease shall be for the period commencing on the date hereof and ending on January 31, 1988 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder: provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         4.  Rent: Special Net Lease.

         4.1 Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $53,200, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof
$________________ as rent for (Fixed

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monthly rental due hereunder shall be increased  periodically pursuant to the terms of the Addendum attached hereto.) Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 Special Net Lease. This Lease is what is commonly called a "Net, Net, Net Lease", it being understood that the Lessor shall receive the rent set forth in Paragraph 4.1 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the rent reserved by Paragraph 4.1, Lessee shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the term hereof. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Lessee to pay any of such costs, charges or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Lessee, and the Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

         5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $106,400 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned to Lessee (or, at Lessor's

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option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

         6.  Use.

         6.1 Use. The Premises shall be used and occupied only for (See Addendum) and for no other purpose.

         6.2 Compliance with Law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

         6.3 Condition of Premises. Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

                                     SPECIAL NET

         (This is a special form containing unique provisions and should only be used in special situations where the LESSEE will pay rent under all circumstances and in the event of destruction the LESSEE will rebuild under all circumstances.)

         7.  Maintenance, Repairs and Alterations.

         7.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion

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of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning. (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

         7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

         7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair and the cost thereof together with interest thereon at the maximum rate than allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

         7.4 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph
7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

         7.5  Alterations and Additions.

         (a) In any event, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility

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Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
 If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.
 In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this

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Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

         8.  Insurance Indemnity.

         8.1 Insuring Party. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

         8.2 Liability Insurance. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.3  Property Insurance.

         (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, which replacement value is now $_________, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry).
 Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessee, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement

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causing the increase in annual property insurance coverage by 2% per quarter.
 If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be labile for such deductible amount.

         (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

         8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issues of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

         8.5 Waiver of Subrogation. Lessee and Lessor each hereby release the other, and waive their entire right of recovery against the other for loss or damage

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arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.6 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon except to the extent that any such claim arises out of the gross negligence or wilful misconduct of Lessor or its agents; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

         9.  Damage, Destruction, Obligation to Rebuild, Rent Abatement.



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         9.1  Obligation to Rebuild.  In the event that some or all of the improvements constituting a part of the Premises or the Premises itself are damaged or destroyed, partially or totally from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under Paragraph 8.3 hereof then Lessee shall repair, restore and rebuild the Premises to its condition existing immediately prior to such damage or destruction and this Lease shall remain in full force and effect. Such repair, restoration and rebuilding (all of which are herein called "repair") shall be commenced within a reasonable time after such damage or destruction has occurred and shall be diligently pursued to completion.

         9.2 Insurance Proceeds. The proceeds of any insurance maintained under Paragraph 8.3 hereof shall be made available to Lessee for payment of costs and expense of repair, provided however, that such proceeds may be made available to Lessee subject to reasonable conditions, including, but not limited to architect's certification of cost, retention of percentage of such proceeds pending recordation of a notice of completion and a lien and completion bond to insure against mechanic's or materialmen's liens arising out of the repair and to insure completion of the repair, all at the expense of Lessee. In the event the insurance proceeds are insufficient to cover the cost of repair, then any amounts required over the amount of the insurance proceeds received that are required to complete said repair shall be paid by Lessee. In the event the insurance proceeds are not made available to Lessee within 120 days after such damage or destruction, unless the amount of insurance coverage is in dispute with the insurance carrier, Lessee shall have the option for 30 days commencing on the expiration of such 120 day period, of cancelling this Lease. If Lessee shall exercise such option, Lessee shall have no further obligation hereunder and shall have no claim against Lessor. Lessee, in order to exercise said option, shall exercise said option by giving written notice to Lessor within said 30 day period, time being of the essence.

         9.3  Damage Near End of Term.

         (a) If the Premises are damaged or destroyed, either partially or totally, during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.3(a) to the contrary, in the event that Lessee has an option to extent or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after damage or destruction to the Premises, either total or partial occurring during the last six months of the term of this Lease, which

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damage or destruction is covered by insurance required to be maintained under paragraph 8. If Lessee duly exercises such option during said 20 day period, Lessee shall, in accordance with paragraph 9.2 at Lessee's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, the Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.4 Abatement of Rent. Notwithstanding the partial or total destruction of the Premises and any part thereof, and notwithstanding whether the casualty is insured or not, there shall be no abatement of rent or of any other obligation of Lessee hereunder by reason of such damage or destruction unless the Lease is terminated by virtue of any other provision of this Lease.

         9.5 Termination -- Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee or Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.6 Waiver. Lessee waives the provisions of any statutes which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

         10.  Real Property Taxes.

         10.1 Payment of Taxes. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at lease ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

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          10.2 Definition of "Real Property Tax."  As used herein, the term
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.4  Personal Property Taxes.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of the Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

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         11.  Utilities.  Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

         12.  Assignment and Subletting.

         12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

         12.2  Lessee Affiliate.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee or Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment ro subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor or Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350,000 for each such request.

         13.  Default; Remedies.

         13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

         (a)  The abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit within five business days pursuant to applicable Unlawful Detainer statutes such 5-business-day Notice to Pay Rent or Quit shall also constitute the notice required by the subparagraph.

         (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph

13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

         13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

         13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent,(1) Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations.

--------------------------
1 or other sums due Lessor under the Lease, or for late payments of insurance premiums or real property taxes

All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

         14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation") this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for dimunition in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

         16.  Estoppel Certificate.

         (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser of encumbrancer of the Premises.

         (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

         (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title and, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of the Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

         18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

         20.  Time of Essence.  Time is of the essence.

         21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

         22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of a . . . . said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

         23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

         24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any acts shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of the Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

         27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

         29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

         30.  Subordination.

         (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security not or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.
 Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents reasonably required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder.

         31. Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

         32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times during normal business hours for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

         33. Auctions. Lessee shall not conduct, not permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent.
Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

         34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent.

         35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

         36.  Consents.

         37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

         38.  Quiet Possession.   Upon Lessee paying the rent for the
Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

         39.  Options.

         39.1 Definition. As used in this paragraph the word "Options" has the following meaning: the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor.

         39.2 Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate a defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

         39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         39.4  Effect of Default on Options.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph
13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 37.4(a).

         (c) All rights of Lessee under the provision of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to commencement of the Option period, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

         40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings than Lessee agrees that it
will abide by keep and observe all reasonable rules...[   ] from time to time
for the management,     , care and  cleanliness of the building and grounds,
the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

         41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

         42. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

         43. Performing Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

         44. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust of partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence to such authority satisfactory to Lessor.

         45. Conflict. Any conflict between the printed provisions of the Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         46. Insuring Party. The insuring party under this lease shall be Lessee.

         47. Addendum. Attached hereto is an addendum or addenda containing paragraphs 1 through 13 which constitutes a part of this Lease.

         47.1 In the event there is more than one Lessee hereunder, each such Lessee shall be jointly and severally liable for performance of Lessee's obligations hereunder.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX

     CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.


                                Richard F. Burns, J. Grant Monahon, and Lawrence
Executed at        LESSOR:      W. Doyle, as Trustees of AFW
            -----------------   ----------------------------------------------------
                                #113 Trust, established under Declaration of Trust on
on                              dated January 19, 1988
   --------------------------   ----------------------------------------------------
Address                         By: /s/
       ----------------------       ------------------------------------------------

-----------------------------
                                    as Trustee as aforesaid and not individually
                                            "LESSOR" (Corporate seal)

Executed at         LESSEE:     Vita-Fresh Vitamin Co., Inc. a California corporation
            -----------------
                                By: /s/
                                    ------------------------------------------------

on
  ---------------------------

                                    Jim H. Martin, President
Address                             Vital Industries, Inc. a California Corporation
       ----------------------       ------------------------------------------------


-----------------------------
                                By: /s/
                                    ------------------------------------------------
                                    Jim H. Martin, President


For these forms write or call the American Real Estate Association, 350 South Figueroa St., Suite 275, Los Angeles, CA 90071 (213) 687-8777.

                 ADDENDUM TO STANDARD INDUSTRIAL LEASE -- SPECIAL NET

                              VITA-FRESH VITAMIN CO., INC.


         THIS ADDENDUM TO STANDARD INDUSTRIAL LEASE shall constitute a part of that certain Standard Industrial Lease -- Special Net dated February 19, 1988 (the "Lease"), between Richard F. Burns, J. Grant Monahon, and Lawrence
W. Doyle, as Trustees of AEW #113 Trust established by Declaration of Trust dated January 19, 1988 ("Lessor"), and Vita-Fresh Vitamin Co., Inc., a California corporation ("Lessee"), and the terms hereof shall for all purposes be deemed incorporated into the Lease.

         1. Amendment of Paragraph 4.1. Paragraph 4.1 of the Lease is hereby amended to add the following sentences at the end thereof:

         Effective as of the commencement of each Rent Period (other than the first Rent Period) during the term of this Lease, the fixed monthly rental payable hereunder shall be increased to the sum of
         (a) the fixed monthly rental during the immediately preceding Rent Period (the "Base Period"), plus (b) the sum obtained by multiplying such amount by the percentage increase (expressed as a fraction) in the Consumer Price Index, measured from the month immediately preceding the commencement of the Base Period to the final month of the Base Period. "Rent Period" shall refer to each consecutive period of 30 calendar months, provided that the first Rent Period shall commence with the commencement of the Lease term and end at the end of the 30th month thereafter, and the final Rent Period shall terminate upon termination of


-------------------------
* and Vital Industries, Inc., a California Corporation the Lease. As used herein, the term "Consumer Price Index" shall mean the United States Department of Labor's Bureau of Labor Statistics Consumer Price Index, All Urban Consumers, All Items, Los Angeles, Long Beach, Anaheim Area, California (1967 = 100), or the successor of such Index. Notwithstanding the foregoing, however, the fixed monthly rental for any Rent Period (other than the first Rent Period) shall be not less than 1.1166 times, nor more than
         1.213 times, the fixed monthly rental during the Base Period.

         2. Amendment of Paragraph 5. Paragraph 5 of the Lease is hereby amended to add the following sentence at the end thereof:

         Lessor agrees to invest the Security Deposit in a money market account at a financial institution reasonably acceptable to both Lessor and Lessee, with interest to accrue to Lessee's benefit, provided that: (i) Lessor shall have no liability for any loss of principal, interest, or alternative investment opportunity, and
         (ii) Lessor shall have the right to terminate any such investment at any time when Lessor would have the right to apply such deposit or a portion thereof as provided for herein, without any liability for loss of principal or interest, or both.

         3. Amendment of Paragraph 6.1. Paragraph 6.1 of the Lease is hereby amended to read as follows:

         6.1 Use. The Premises shall be used and occupied only for the manufacture and distribution of vitamins and pharmaceuticals, or for any other lawful purpose that does not: (a) materially increase wear and tear on the Premises or the building in which the Premises are located (the "Building"), (b) violate any conditions, covenants, and restrictions applicable to the Premises or the Building, (c) involve in any material fashion the manufacture, storage, or release on or from the Premises of hazardous or toxic substances or materials, (d) render unobtainable any insurance required hereunder, or (e) in Lessor's reasonable judgment, decrease the marketability of the Premises or the Building with respect to sale or leasing or both. Lessee acknowledges that it has reviewed and is familiar with the content of the restrictions with respect to use of the Premises set forth in that certain Corporation Grant Deed recorded June 30, 1978 in the Official Records of Orange County in Book 12739, Page 1281.

         4. Amendment of Paragraph 7.2. Paragraph 7.2 of the Lease is hereby amended to read as follows:

         7.2 Surrender. Upon expiration or termination of the Lease, Lessee shall surrender to Lessor the Premises and all Lessee's improvements (including HVAC, air filtration and other building systems) and alterations in good condition, and shall remove all of its personal property, including without limitation any manufacturing equipment and other trade fixtures (other than trade fixtures constituting HVAC, air filtration or other building systems). Lessee shall perform all restoration made necessary by the removal of any improvements, alterations, or personal property prior to expiration of the Lease term. If any such removal would damage the building in which the Premises are situated, Lessee shall give Lessor prior written notice thereof and Lessor may elect to make such removal at Lessee's expense or otherwise to require Lessee to post a bond or other security for such restoration. Lessor may retain or dispose of in any manner any such improvements, alterations or personal property of Lessee that Lessee does not remove from the premises upon expiration or termination of the Lease term, in which case title thereto shall vest in Lessor. Lessee hereby waives all claims against Lessor for any damage or loss to Lessee arising out of Lessor's retention or disposition of, and agrees to be liable to Lessor for Lessor's costs of storing, removing, and disposing of, any such improvements, alterations, or personal property of Lessee. If Lessee fails to surrender the Premises to Lessor upon expiration or termination of the Lease as required by this Paragraph, Lessee shall indemnify, defend, and hold Lessor harmless from all damages, loss, cost, and expense (including attorneys' fees) arising out of or in connection with Lessee's failure to do so, including without limitation any claims made by a succeeding tenant.

         5. Amendment of Paragraph 7.5. Paragraph 7.5 of the Lease is hereby amended to add the following sentences to the beginning of subparagraph (a):

         Lessee may make non-structural, interior alterations, improvements, and additions (other than Utility Installations involving major building systems) to the Premises without Lessor's prior written consent, provided (i) that Lessee present any such proposed alterations to Lessor in written form, together with detailed plans, prior to commencement of any work, (ii) that Lessee obtain a permit for the proposed work from the appropriate governmental agencies, furnish a copy thereof to Lessor prior to commencement of the work, and comply with all conditions of such permit promptly and expeditiously, (iii) that such alterations do not diminish the general level of tenant improvements within the Premises, the overall value of the Premises or the building in which the Premises are situated, or the ability of Lessor to relet the Premises, (iv) that such alterations are installed in accordance with all applicable laws, ordinances, regulations, and covenants, conditions, and restrictions, and (v) that such alterations do not increase materially the cost of obtaining any insurance required hereunder. Notwithstanding the foregoing sentence, Lessee shall not make any alterations, improvements, or additions of any sort to the Premises during the last twelve months of the Lease term, whether non-structural or otherwise, without Lessor's prior written consent. Lessee shall be entitled to make structural alterations and Utility Installations involving major building systems provided that all of the requirements of (a)(i) through

        (a)(v), above, are met, and that Lessee obtain Lessor's prior written consent.

         6. Amendment of Paragraphs 8.2, 8.3, and 8.4. Paragraphs 8.2, 8.3, and 8.4 of the Lease are hereby amended to read as follows:

         8.2 Liability Insurance. The insuring party shall carry public liability insurance, insuring Lessor and Lessee against claims for personal injury or death and property damage, in an amount not less than $1,000,000 per occurrence for personal injury or death and $1,000,000 per occurrence for property damage, and with umbrella or excess coverage of no less than $10,000,000. Lessee shall provide Lessor with satisfactory evidence of compliance with California requirements for Workers' Compensation coverage and of employee automobile coverage.

         8.3 Property Insurance. The insuring party shall obtain and keep in force constantly during the term of this Lease a policy or policies of insurance in an amount not less than 100% of the full replacement cost (less deductibles) of the Premises, including all tenant improvements and fixtures (other than trade fixtures) insuring Lessor (as the named insured and loss payee) against loss or damage by fire or other risks included from time to time in what is commonly called "all-risk" or extended coverage insurance, including, but not limited to endorsements covering losses sustained by reason of fire and lightning, flood, earthquake, riot and civil commotion, and vandalism and malicious mischief. Such full replacement cost shall be subject to adjustment no less than annually, which adjustments shall in any event be subject to Lessor's reasonable approval. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one (1) year, with loss payable to Lessee, which insurance shall also cover all real estate taxes and insurance costs for said period. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $50,000 per occurrence for property insurance (other than flood and earthquake coverage), 10% for flood and earthquake insurance and $10,000 for rental value insurance, and Lessee shall be liable for such deductible amount.

         8.4 Policies. All policies of insurance required by this Lease shall be maintained with insurers licensed to conduct business in California with a Best's rating classification of not less than "A" (except with respect to worker's compensation ) and otherwise reasonably satisfactory to Lessor and shall contain a replacement cost endorsement and a waiver of subrogation rights by the insurer. All policies of insurance shall include an endorsement providing that any proceeds of the policy shall be payable to Lessor, or, with respect to liability insurance, to a third party, in accordance with the policy terms and notwithstanding any act or negligence of Lessee, and, if Lessee is the insuring party, shall contain an agreement by the insurer that such policy shall not be amended or cancelled without at least 30 days' prior written notice to Lessor (provided that Lessee shall exercise its best efforts to secure a 60 day notice period from each insurer and that a 10 day notice period of cancellation following nonpayment of premium shall be satisfactory). Any policies containing a coinsurance clause shall include a replacement cost endorsement adequate to ensure that the coinsurance clause is rendered inoperative. At Lessor's option, any insurance obtained by Lessor may be part of a "blanket" policy maintained by Lessor. The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this Paragraph 8. If Lessee is the insuring party Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything that would invalidate the insurance policies referred to in Paragraph 8.3.

         7. Amendment of Paragraph 10. Paragraph 10 of the Lease is hereby amended to add a new paragraph 10.5, as follows:

         Notwithstanding the foregoing provisions of paragraph 10.1, Lessor may, at Lessor's option, elect to pay such real property taxes directly, in which event Lessee agrees to reimburse Lessor therefor in full with Lessee's next rent installment, provided, however, that Lessor shall have notified Lessee in writing at least 30 days prior to delinquency of (i) Lessor's intention to pay such taxes, and (ii) the length of time for which Lessor intends to pay such taxes directly.

         8. Amendment of Paragraph 12. Paragraph 12 of the Lease is hereby amended to read as follows:

         12.   Assignment and Subletting.
         (a) Lessee shall not, without the prior written consent of Lessor, assign this Lease or any interest herein, sublet the Premises or any part thereof, permit the use or occupancy of the Premises by any person other than Lessee, or hypothecate this Lease or any interest herein. Any of the foregoing acts without such consent shall be void and shall, at the option of Lessor, constitute a default that shall entitle Lessor to terminate this Lease. Regardless of Lessor's consent, no hypothecation, assignment, subletting, occupation, or use by any other person shall (i) release Lessee from Lessee's obligations or alter the primary liability of Lessee to pay the rental and to perform all other obligations hereunder, or (ii) be deemed to be a consent to any subsequent hypothecation, assignment, subletting, occupation, or use by another person. The acceptance of rental by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Lessee involuntarily or by operation of law without the prior written consent of Lessor. Lessee agrees that the instrument by which any assignment or subletting consented to by Lessor is accomplished shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions, and provisions to be performed and observed by Lessee under this Lease as and when performance and observance is due, that no assignee or subtenant shall have the further right to assign or sublet, and that Lessor shall have the right to enforce such agreements, covenants, conditions, and provisions directly against such assignee or subtenant. Lessee shall in all cases remain responsible for the performance by any subtenant or assignee as indicated thereon of all such agreements, covenants, conditions, and provisions. Any assignment or subletting without an instrument containing the foregoing provision shall be void and shall, at the option of Lessor, constitute a default that entitles Lessor to terminate this Lease.

         (b) If the Lessee is a privately held corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph 12. Notwithstanding the foregoing sentence, neither the transfer of all of the stock of Vita-Fresh Vitamin Co., Inc., a California corporation, nor the transfer of all of the stock of Vital Industries, Inc., a California corporation, to P. Leiner Nutritional Products Corp., a Delaware corporation, shall be deemed such an assignment or transfer. If
          Lessee is a publicly held corporation, the public trading of stock in Lessee shall not be deemed an assignment or transfer within the meaning of this paragraph.

         (c)  Notwithstanding the provisions of subparagraph
         12(a) above, Lessee may assign this Lease, without Lessor's consent, to P. Leiner Nutritional Products

         Corp., a Delaware corporation ("P. Leiner"), or to any wholly owned subsidiary thereof, upon P. Leiner's acquisition of all of the stock of Lessee or Lessee's parent corporation, or to any corporation resulting from the merger or consolidation with Lessee, provided that said assignee assumes, in full, the obligations of Lessee under this Lease.

         (d)  Notwithstanding the provisions of subparagraph
         12(a), before entering into any assignment of this Lease or into a sublease of all or part of the Premises, Lessee shall give written notice to Lessor identifying the intended assignee or subtenant by name and address, the terms of the intended assignment or sublease, and the nature of the business of the proposed assignee or sublessee, and providing current financial statements for the proposed assignee or sublessee (which financials, in the case of an assignee, shall have been audited) and, thereafter, any other information that Lessor may reasonably request. For a period of 30 days after such notice is given, Lessor shall have the right by written notice to Lessee (i) in the case of a proposed sublease, either to (A) sublet from Lessee any portion of the Premises proposed to be sublet for the term for which such portion is proposed to be sublet but at the same rent as Lessee is required to pay to Lessor under this Lease for the same space, computed on a pro rata square footage basis, or (B) if the proposed subletting is for substantially the remaining period of the term of this Lease, terminate this Lease entirely or as it pertains to the portion of the Premises so proposed by Lessee to be sublet, or (ii) in the case of a proposed assignment, to terminate this Lease. If Lessor so terminates this Lease, such termination shall be as of the date specified in Lessor's notice. If Lessor so terminates this Lease, Lessor may, if it elects, enter into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Lessor and such person may agree, or enter into a new lease covering the Premises or a portion thereof with any other person;
         in such event, Lessee shall not be entitled to any portion of the profit, if any, that Lessor may realize on account of such termination and reletting. Lessor's exercise of its aforesaid option shall not be construed to impose any liability upon Lessor with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Lessee in connection with its proposed subletting or assignment.

         (e) If Lessee complies with the provisions of paragraph 12(a) and 12(d) above, and Lessor does not exercise any of the options provided to Lessor under paragraph 12(d), Lessor's consent to a proposed assignment or sublet shall not be withheld unreasonably, and shall be granted or refused within 30 days after Lessor's receipt of all the information to which it is entitled pursuant to subparagraph 12(d). If Lessor refuses such consent, Lessor shall state the basis for such refusal. Without limiting the other instances in which it may be reasonable for Lessor to withhold its consent to an assignment or subletting, Lessor and Lessee acknowledge that it shall be reasonable for Lessor to withhold its consent in the following instances:

              (1) the proposed assignee or sublessee is a governmental agency;

              (2)  the use of the Premises by the proposed
              assignee or sublessee would involve occupancy in violation of Paragraph 6 of this Lease;

              (3)  in Lessor's reasonable judgment, the
              financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Lessor or its investment advisors for other tenants under leases with comparable terms;

              (4)  in Lessor's reasonable judgment, the
               proposed assignee or sublessee does not have a good reputation as a tenant of property;

              (5) Lessor has received from any prior lessor of the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

              (6) Lessor has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

              (7)  the use of the Premises by the proposed
              assignee or subtenant would violate any applicable law, ordinance, regulation, or covenants, conditions, and restrictions;

              (8) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Paragraph
              12; or

              (9) Lessee is in default of any obligation of Lessee under this lease, or Lessee has defaulted under this Lease on three or more occasions during the 12 months last preceding the date that Lessee shall request consent.

         (f) In the case of an assignment, any sums or other economic consideration received by Lessee as a result of such assignment shall be paid to Lessor after first deducting the cost of any real estate commissions incurred in connection with such assignment. In the case of a subletting, any sum or economic consideration received by Lessee as a result of such subletting in excess of the monthly rental due hereunder (such monthly rental prorated if necessary to reflect only rental allocable to the sublet portion of the Premises) shall be paid to Lessor after first deducting (1) the cost of leasehold improvements made to the sublet portion of the Premises at Lessee's cost for the specific benefit of the sublessee, amortized over the term of the sublease, and
         (2) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease. Upon Lessor's request, Lessee shall assign to Lessor all amounts to be paid to Lessee by any such subtenant or assignee and shall direct such subtenant or assignee to pay the same directly to Lessor.

         (g) If Lessee shall assign or sublet the Premises, or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act that Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

         9. Amendment of Paragraph 13.1. The Lease is hereby amended to add a new subparagraph (f) to Paragraph 13.1, as follows:

         (f) The vacating of the Premises by Lessee for a period of two consecutive months or more, provided that, notwithstanding the provisions of paragraph 13.2 hereof, and only if Lessee is not otherwise in default hereunder, Lessor's sole remedy with respect to this subparagraph 13.1(f) shall be to terminate the Lease and retake possession of the Premises.

         10. Options to Extend Term. The Lease is hereby amended to add a new Paragraph 48, as follows:

         48. Options to Extend Term. Lessor hereby grants to Lessee the following options (the "Options") to extend the term of this Lease for two successive five-year periods (each an "Option Period"), each commencing upon expiration of the then current term, upon each and all of the following terms and conditions:

         (a) Each Option shall be exercised by written notice of exercise given to and actually received by Lessor on a date that precedes the expiration of the then current term by at least 9, and not more than 12 months.

         (b) The provisions of Paragraph 39 of the Lease, including the provision relating to defaults of Lessee set forth in Paragraph 39.4, shall govern the exercise of each Option.

         (c) Except where specifically modified by this Paragraph 48, all of the terms and conditions of this Lease (including without limitation the Consumer Price Index rent adjustments provided for in Paragraph 4.1 of the Lease) shall apply during the term of an Option.

         (d) The initial fixed monthly rental payable pursuant to Paragraph 4.1 of the Lease during each Option period shall be the "Fair Rental Value" of the Premises, meaning the monthly rental rate per square foot of rentable area prevailing at the time the term of each Option period commences for comparable manufacturing and distribution space similarly situated in Orange
         County that is thenbeing leased, multiplied by the greater of 140,000 square feet or the net rentable area of the Premises,with appropriate adjustments for comparison rentals that are not on a triple-net basis. Lessor shall notify Lessee in writing on or before the date that is three months prior to commencement of each Option period of Lessor's statement of Fair Rental
         Value. If Lessee in good faith disputes Lessor's determination of Fair Rental Value as so indicated, Lessee shall so notify Lessor in writing within 10 days following receipt of Lessor's statement. If such dispute is not resolved by negotiation between the parties within 15 days after such notice of dispute is given, Lessee may elect to submit Fair Rental Value to determination by appraisal pursuant to subparagraph 48(e) below. If
         Lessee fails to make such election in writing within 10 days following the close of such 15-day negotiation period, Lessee shall be deemed to have accepted Lessor's determination of Fair Rental Value. If an Option period commences prior to such determination by appraisal, Lessee shall pay rental when due based upon Lessor's determination of Fair Rental Value, subject to retroactive adjustment between the parties in the event a determination by appraisal is different from Lessor's determination.

         (e) If Fair Rental Value is to be determined by appraisal, within 10 days after expiration of the 15-day negotiation period, Lessor and Lessee shall each appoint as an appraiser an independent real estate broker with at least 10 years experience in the leasing of manufacturing and distribution space in the Orange County area, or a similarly qualified real estate appraiser, and give notice of such appointment to the other. If either Lessor or Lessee shall fail to appoint an appraiser in timely fashion, the appointed appraiser shall select the second appraiser within 10 days after the failure of Lessor or Lessee, as the case may be, to appoint. Such appraisers shall, within 30 days after the appointment of the last of them to be appointed, complete their determination of Fair Rental Value and submit their appraisal reports to Lessor and Lessee. If the valuations vary by 5% or less of the higher value, the Fair Rental Value shall be the average of the two valuations. If the valuations vary by more than 5% of the higher value, the two appraisers shall, within 10 days after submission of the last appraisal report, appoint a third appraiser who shall be similarly qualified. If the two appraisers are unable to agree timely on the selection of a third appraiser, then either appraiser, on behalf of both, may request such appointment by the presiding Judge of the United States District Court for the Central District of California.
         Such appraiser shall, within 30 days after appointment, make a determination of Fair Rental Value and submit the appraisal report to Lessor and Lessee. The Fair
         Rental Value shall be as determined by the third appraiser, unless it is less than the valuations set forth in the lower appraisal previously obtained, in which case the valuation set forth in the lower appraisal shall be controlling, or unless it is greater than the valuation set forth in the higher appraisal previously obtained, in which case the valuation set forth in the higher appraisal shall be controlling. Lessor and Lessee shall each pay the fees of their respective appraisers, and the fees of the third appraisal shall be paid one-half by Lessor and one-half by Lessee.

         (f) Notwithstanding the foregoing, Fair Rental Value, whether determined pursuant to Lessor's statement or by appraisal, shall in no event be less than the fixed monthly rental applicable to the Rent Period immediately preceding the commencement of the Option period, increased by the percentage increase in the Consumer
         Price Index as provided in Paragraph 4.1 of this Lease.
         The provisions of Paragraph 4.1 regarding Consumer
         Price Index adjustments shall continue to apply throughout each Option period.

         11. Environmental Obligations. The Lease is hereby amended to add a new Paragraph 49, as follows:

         49. Hazardous Materials. Lessee hereby covenants and agrees not to cause or permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials (as defined below) on, under, in, above, to, or from the Premises other than in strict compliance with all applicable federal, state, and local laws, regulations, and orders. For the purposes of this Lease the term "Hazardous Materials" shall refer to any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable local, state, or federal law, regulation, or order. Lessee shall indemnify, defend, and hold Lessor harmless from and against (a) any loss, cost, expense, claim, or liability arising out of any investigation, monitoring, clean-up, containment, removal, storage, or restoration work ("Remedial Work") required by, or incurred by Lessor or any non-governmental entity or person in a reasonable belief that such work is required by, any applicable federal, state, or local law, governmental agency, or political subdivision, and (b) any claims of third parties for loss, injury, expense, or damage arising out of the presence, release, or discharge of any Hazardous
         Material on, under, in, above, to, or from the Premises during the term of this Lease. In the event any Remedial Work is so required under any applicable federal, state, or local law during the term of this Lease, Lessee shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, or order. All Remedial Work shall be performed by one or more contractors under the supervision of a consulting engineer, each selected by Lessee and approved in advance in writing by Lessor. In the event Lessee shall fail to commence the Remedial Work in timely fashion or fail to prosecute diligently the Remedial Work to completion, Lessor may, but shall not be required to, cause the Remedial Work to be performed, subject fully to the indemnification provisions of this paragraph.

         12. Right of First Negotiation. The Lease is hereby amended to add a new Paragraph 50, as follows:

         50. Right of First Negotiation. During the term of this Lease, Lessor agrees that, prior to accepting any offer from an unaffiliated third party to purchase the Premises, Lessor shall notify Lessee (a "Notice of Desire to Sell") of Lessor's desire to sell the Premises. If, within five business days of Lessee's receipt of a Notice of Desire to Sell, Lessee notifies Lessor in writing of Lessee's desire to purchase the Premises, Lessor agrees to negotiate in good faith with Lessee for a period of 20 business days following Lessor's Notice of Desire to Sell prior to accepting the offer of any other party for the purchase and sale of the Premises. If, notwithstanding such good faith negotiations, the parties fail to execute a binding, written agreement within such 20-business-day period with respect to Lessee's purchase of the Premises from Lessor, Lessor shall be entitled to market and sell the Premises on any terms whatsoever and free of any further obligation to notify or negotiate with Lessee.

         13. Assignment of Contracts. The Lease is hereby amended to add a new Paragraph 51, as follows:

         51. Assignment of Contracts. Lessee agrees that, effective upon termination of this Lease, Lessee shall assign to Lessor any and all service contracts relating to the Property of which Lessor desires to take an assignment, including without limitation any alarm repair or maintenance or landscaping contracts.

         14. Exculpation. The Lease is hereby amended to add a new Paragraph 52, as follows:

         52. Exculpation. Neither the shareholders, nor the trustees, nor the officers of Vanguard Real Estate Fund
         I, created pursuant to that certain Amended and Restated Declaration of Trust of Vanguard Real Estate Fund I dated as of December 9, 1986, nor the trustees of AEW
         #113 Trust shall bear any liability whatsoever under this Lease or for the performance of any obligations hereunder. To the extent that the beneficiary of AEW
         #113 Trust shall have any liability under law for the acts or omissions of Lessor under this Lease (without admission or acknowledgment of such liability), Lessee shall look solely to the trust estate of Vanguard Real Estate Fund I for the payment of any claim arising under or relating to this Lease or for the performance of any term hereof.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum to Standard Industrial Lease as of the date of the Lease.

LESSOR:                                  LESSEE:

Richard F. Burns, J. Grant Monahon,      Vita-Fresh Vitamin Co., Inc., a
and Lawrence W. Doyle, as Trustees of    California corporation
AEW #113 Trust, established by
Declaration of Trust dated January 19,
1988
                                          By:/s/
                                             ---------------------------------
                                              Name:  Jim H. Martin
                                              Its:  President


By:/s/
   ---------------------------------     Vital Industries, Inc., a California
    as Trustee as aforesaid and not      Corporation
    individually

                                          By:/s/
                                             ---------------------------------
                                              Name:  Jim H. Martin
                                              Its:  President

    FIRST LEASE AMENDMENT FOR THE LEASE BETWEEN RICHARD F. BURNS, J. GRANT MONAHON, AND LAWRENCE W. DOYLE, AS TRUSTEES OF AEW #113 TRUST ESTABLISHED UNDER DECLARATION OF TRUST DATED JANUARY 19, 1988, (LESSOR) AND VITA-FRESH VITAMIN CO. INC., A CALIFORNIA CORPORATION AND VITAL INDUSTRIES, INC. A CALIFORNIA CORPORATION (LESSEE) DATED FEBRUARY 19,1988 FOR THE PREMISES KNOWN AS 7366 ORANGEWOOD AVE, GARDEN GROVE, CALIFORNIA

         Effective upon full execution of this document by both parties, the above referenced lease and its addendum shall be modified to reflect the following changes:

Paragraph I        Parties:       Delete "Richard F. Burns, J. Grant
                                  Monahon, and Lawrence W. Doyle, as
                                  Trustees of AEW #113 Trust established
                                  under Declaration of Trust dated January
                                  19, 1988" and substitute "Sierra Pacific
                                  California - LP."

                                  Delete "Vita-Fresh Vitamin Co., Inc. A
                                  California Corporation and Vital Industries,
                                  Inc. A California Corporation" and
                                  substitute "Leiner Health Products Inc. a
                                  Delaware Corporation."

Paragraph 3        Term:          Delete "January 31, 1998" and substitute
                                  "October 31, 2002."

Paragraph 4        Base Rent:     Delete entire paragraph and substitute the
                                  following:

                                  "Beginning on August 1, 1997, and
                                  thereafter, but subject to further adjustment as herein provided, the base monthly rent for the premises shall be $67,200.00 per month payable without offset in advance on the first day of each and every month."

                   Rent           Delete "Amendment of Paragraph 4.1 " of the
                   Adjustment:    Addendum and substitute the following:

                                  "The base rental shall be adjusted on
                                  August 1, 1998 and on each August 1st
                                  thereafter based upon the same percentage increase in the CPI as published by The Bureau of Labor Statistics for All Urban Wage Earners and Clerical for La-Long Beach-Riverside (1967=100) or any successor index between the base month of August 1997 and the month of August preceding each rental adjustment date with a maximum of 5% annually during this lease term and any extension thereof."

                   Rent           The rent payable to Lessor for August -
                   Abatement:     November 15, 1997 shall be base rent free.

Improvements                      Lessor to paint the exterior of the building
                                  at his sole cost and expense. Color to be similar to that of Lessees' Carson Facility.

Cancellation                      Lessee shall have the right to accelerate the
                                  expiration date of the Lease by providing
                                  Lessor with a written notice no less than 12 months prior to the new proposed expiration date. Such notice shall be delivered in accordance with Section 23 of the Lease.
                                  The earliest date that the Lessee may
                                  accelerate the expiration date of the Lease is to January 31, 2001. Upon Lessee providing Lessor with the referenced notice, Lessee shall provide Lessor with a check in accordance with the following schedule:

                                  Early expiration date January 31, 2001 - the fee will be equal to 3 times the January 2001 baserent.

                                  Early expiration date February 1, 2001 to
                                  December 31, 2001 - the fee will be equal to 2 times the base rent of the new ending date.

                                  Early expiration date January 1, 2002 to
                                  September 30, 2002 - the fee will be equal to the base rent of the new ending date.

         Except where modified above, all terms, covenants and conditions of the Lease and its Amendment shall remain unchanged and in full force and effect.


AGREED AND ACCEPTED

By: Sierra Pacific California-LP         By:  Leiner Health Products (Lessee)
    (Lessor)


By: /s/                                       /s/
    ----------------------------              -------------------------------
    John L. Pagliassotti                      Giffen H. Ott
    Managing Director - FPM                   Senior Vice President - Operations


Date: 6/12/97                            Date:  June 11, 1997
      --------------------------                -----------------------------



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